Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated December 5, 2014
to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Series Z (Alpha Opportunity Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and SAI for the Series and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Michael J. Dellapa will no longer serve as a portfolio manager for the Series. Accordingly, all references to Michael J. Dellapa are hereby deleted. The remaining portfolio managers for the Series, Michael P. Byrum and Ryan A. Harder, have assumed Mr. Dellapa’s portfolio management responsibilities for the Series and continue to be primarily responsible for the day-to-day management of the Series.

Please Retain This Supplement for Future Reference

SBLVTZ-COMBO-SUP4-1214x0115